UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 4, 2012
Platinum Energy Solutions, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-176566 (Commission File Number)	27-3401355 (I.R.S. Employee Identification Number)

2100 West Loop South, Suite 1601
Houston, Texas 77027
(Address of Principal Executive Offices, including Zip Code)

Registrant's Telephone Number, including Area Code: 713-622-7731
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 7.01    Regulation FD Disclosure.
In a conference call with the holders of its 14.250% Senior Secured Notes held on September 4, 2012, Platinum Energy Solutions, Inc. (the “Company”) disclosed the following information:
(a)    New Clients:
(i)    The Company anticipates commencing hydraulic fracturing services for a new client next week.

(ii)	The Company commenced other services, including coiled tubing and other pressure pumping services, for a variety of additional clients in the 2nd and 3rd Quarters of 2012.
(b)    Stages completed:
(i)    Stages for Encana:
(A) 135 stages in 1st Quarter 2012
(B) 66 stages in 2nd Quarter 2012
(ii)    Stages for BHP:
(A) 128 stages in 1st Quarter 2012
(B) 122 stages in 2nd Quarter 2012
(C) 126 stages in 3rd Quarter 2012 through August 31st
(iii)    Stages for El Paso:
(A) 15 and 19 stages in 1st Quarter and 2nd Quarter 2012, respectively
(B) The Company anticipates completing an additional 32 stages in the 3rd Quarter 2012
(iv)    Over 600 stages completed in fiscal 2012.
(c)    Preliminary 3rd Quarter 2012 results:
During the months of July and August 2012, our revenues totaled approximately $12.2 million and $18.1 million, respectively. EBITDA for July and August was approximately $0.1 million and $3.1 million, respectively. This reflects preliminary results for July and August, which could change materially, and represents less than a full quarter of operations. Accordingly, we have not begun our normal quarter-end closing and review procedures and there can be no assurance that these preliminary results will be indicative of our final results for the quarter ended September 30, 2012 or any future period.

Reconciliation of Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) (Unaudited) (In millions)
	July 2012	August 2012
Net loss	$(4.1)	$(1.2)
Interest expense, net	2.5	2.5
Income tax expense (benefit)	—	—
Depreciation and amortization expense	1.8	1.8
EBITDA	$0.1	$3.1

EBITDA represents our net income, plus interest expense, plus income tax expense or (benefit), plus depreciation and amortization expense. We believe that this non-GAAP financial measure for EBITDA is meaningful information that our management considers when making investment decisions. We believe it also provides supplemental information regarding our operating results with respect to both the performance of our fundamental business activities and our ability to meet our future debt service, capital expenditures and working capital requirements. We also believe investors and analysts commonly use EBITDA as a widely accepted financial indicator to analyze and compare companies on the basis of operating performance that have different financing and capital structures and tax rates. EBITDA is not a substitute for the U.S. GAAP measures of earnings or of cash flow and is not necessarily a measure of the Company's ability to fund its cash needs.
Certain information presented in the September 4, 2012 conference call and herein contain forward-looking statements. These statements are based on management's current expectations and are subject to risks, uncertainties and assumptions. Potential risks and uncertainties that could cause the Company's business and financial results to differ materially from these forward-looking statements are described in the Company's periodic reports filed with the SEC from time to time. All information presented herein and in the conference call is as of September 4, 2012 and the Company does not intend, and undertakes no duty, to update future events or circumstances.
This Form 8-K is being furnished to the Securities and Exchange Commission (the “SEC”) pursuant to Item 7.01 of Form 8-K solely to satisfy its obligations under Regulation FD and is therefore not to be considered “filed” with the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM ENERGY SOLUTIONS, INC.
Date:	September 6, 2012	By:	/s/ JUSTIN W. BROWN
Name: Justin W. Brown
Title: Principal Accounting Officer